BRAZOS MUTUAL FUNDS

                          SUPPLEMENT DATED JULY 8, 2004
                        TO PROSPECTUS DATED APRIL 1, 2004

INFORMATION ABOUT THE ADVISER
-----------------------------

     The following is added to the discussion regarding the Adviser under the heading "Information About the Adviser and Subadviser":

     The Adviser continues to manage the Brazos Micro Cap Portfolio, the Brazos Small Cap Portfolio, the Brazos Growth Portfolio and the Brazos Mid Cap Portfolio using a team approach, and continues to believe that this team approach provides stability in the management of the Portfolio's holdings. Effective June 30, 2004, the team of portfolio managers consists of Wayne Willems, Thomas Musick, Mike Allocco, Jamie Cuellar, Andre Gatien, Brian Graeme and Eivind Olsen. The team is subject to change. Biographical information for each team member follows:

Wayne Willems, CFA -  Managing Partner
Education: B.A. Western Illinois University, M.B.A. Northwestern University Industry Experience: 33 years; joined the Adviser in 1983
Previous Investment Experience: 1976 - 1983: Mercantile Securities Corp. - Portfolio Manager/Analyst, Member of four-man Strategy Committee; First National Bank of Barrington - Portfolio Manager; Northern Trust - Portfolio Manager.

Tom Musick, CFA
Education: B.S. Lehigh University, M.B.A. Southern Methodist University, University
Scholar Duke University Law School, Post Graduate work University of California at Berkeley
Industry Experience: 38 years; joined the Adviser in 1983
Previous Investment Experience: 1976 - 1983: Mercantile Securities Corp. - Portfolio Manager/Analyst, Member of four-man Strategy Committee. Union Bank of California - Portfolio Manager; First National Bank of Dallas - Research Analyst.

Michael S. Allocco
Education: B.A. University of South Florida, M.B.A. University of Chicago Industry Experience: 9 years; joined the Adviser in 2003
Previous Investment Experience: 2000-2003: HLM Management Company - Sr. Technology Analyst and Portfolio Manager; 1997-2000 Dain Rauscher Wessels - Principal, Institutional Equity Sales

Jamie Cuellar, CFA
Education: B.B.A. University of San Diego, M.B.A. Cox School of Business, Southern Methodist University
Industry Experience:  10 years ; joined the Adviser in 2000
Previous Investment Experience: 1994-2000: Lee Financial Corporation - Investment Analyst; Fidelity Investments - Mutual Fund Service Group.

Andre Gatien, CFA
Education:  B.A. Universite Laval, J.D./M.B.A. Emory University
Industry Experience:  11 years ; joined the Adviser in 2000
Previous Investment Experience: 1997-2000: Morgan Stanley Dean Witter Investment Management - Vice President, Equity Research ; 1995-1997: Wachovia Asset Management - Equity Analyst; 1993-1995: Wachovia Corporate Services - Credit Officer.

Brian Graeme, CFA
Education:  B.A. University of Arizona, M.B.A. University of Texas at Austin
Industry Experience:   7  years ; joined the Adviser in 1999
Previous Investment Experience: 1997-1999: M.B.A. Program, University of Texas at Austin, Investment Fund; 1995-1996: Ernst & Young LLP - Consultant

Eivind Olsen, CFA
Education: B.B.A. Texas Christian University, M.B.A. University of Texas at
Austin
Industry Experience:  8 years; joined the Adviser in 1998
Previous Investment Experience: 1994-1998: Rauscher Pierce Refsnes - Associate Analyst.